Exhibit 10.54

CONFIDENTIAL

Pursuant to 17 C.F.R §240.24b-2, confidential information (indicated as [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Third Amendment to Distribution Agreement

(TYVASO®)

THIS THIRD AMENDMENT TO DISTRIBUTION AGREEMENT  (this “Third Amendment”) is made and effective this 20th  Day of October, 2014 (the “Third Amendment Effective Date”) by and among, United Therapeutics Corporation, a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland (“UT”), Accredo Health Group, Inc., a Delaware corporation having offices at 6272 Lee Vista Boulevard, Orlando FL, 32822 (“Accredo”), CuraScript, Inc., a Delaware corporation having offices at 6272 Lee Vista Boulevard, Orlando FL, 32822 (“SP”) and Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation with offices at 255 Technology Park, Lake Mary, Florida, 32746 (“SD”). SP, SD and Accredo are collectively referred to herein as the “Distributor”.

WHEREAS, UT and Accredo entered into a Distribution Agreement on August 17, 2009 (as amended from time to time, the “Agreement”) relating to the distribution of Tyvaso® (treprostinil) Inhalation Solution; and

WHEREAS, the parties desire to amend the Agreement as provided herein, in order to make the Institutional Starter Kit and Supplemental Refill Kit referenced in Attachment A available for purchase by Distributor.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.              AMENDMENT.  The Agreement is hereby amended by deleting Attachment A in its entirety, and replacing it with Attachment A to this Amendment.

2.              COUNTERPARTS. This Amendment may be executed in any number of counterparts and via facsimile, email or other electronic form of transmission, and each of such counterparts shall for all purposes be deemed original, and all such counterparts shall together constitute one and the same instrument.

3.              EFFECT OF AMENDMENT.  Except as specifically amended hereby or by any previous amendments duly executed in accordance with the Agreement, all other terms and conditions of the Agreement remain in full force and effect. To the extent that any of the terms in the underlying agreement are inconsistent with the terms of this Amendment, the terms of this Amendment shall control.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized representatives.

UNITED THERAPEUTICS		ACCREDO HEALTH GROUP, INC.
CORPORATION

/s/ Jay A. Watson		/s/ David A. Norton

Name:	Jay A. Watson, Pharm.D.	Name:	David A. Norton

Title:	Executive Vice President, Strategic	Title:	Senior Vice President
Operations and Logistics
Date:	20/Nov/2014	Date:	December 10, 2014

CURASCRIPT, INC.		PRIORITY HEALTHCARE
DISTRIBUTION, INC.

/s/ David A. Norton		/s/ Gayle C. Johnston

Name:	David A. Norton	Name:	Gayle C. Johnston

Title:	Senior Vice President	Title:	President

Date:	December 10, 2014	Date:	12-4-14

Attachment A

Product Name	NDC Code	Price
Tyvaso Patient Starter Kit (PSK)	66302-206-01	$	[ *** ]
Tyvaso Patient Resupply Kit (RSK)	66302-206-02	$	[ *** ]
Tyvaso Supplemental Refill 4 ct	66302-206-03	$	[ *** ]
Tyvaso Institutional Starter Kit (ISK)	66302-206-04	$	[ *** ]

NDC 66302-206-01 Tyvaso Starter Kit includes:

•                  28 ampoules of Tyvaso

•                  2 Sets of Autoclavable Parts

•                  2 Tyvaso Inhalation Devices

•                  2 AC Power Adapters

•                  1 Rechargeable Battery Pack

•                  1 Car Power Cord

•                  1 Leather Carrying Case

•                  32 Medicine Cups

•                  64 Filter Membranes

•                  1 Nose Clip

•                  1 Measuring Cup

•                  1 Safety Box

•                  2 Sets of Safety Plugs

NDC 66303-206-02 Tyvaso Re-Supply Kit includes

•                  28 ampoules of Tyvaso

•                  1 Set of Autoclavable Parts

•                  32 Medicine Cups

•                  64 Filter Membranes

NDC 66302-206-03 Tyvaso Supplemental Refill includes

•                  4 ampoules of Tyvaso

NDC 66302-206-04 Tyvaso Institutional Starter Kit (ISK)

•                  4  ampoules of Tyvaso

•                  2 Sets of Autoclavable Parts

•                  2 Tyvaso Inhalation Devices

•                  2 AC Power Adapters

•                  1 Rechargeable Battery Pack

•                  1 Car Power Cord

•                  1 Leather Carrying Case

•                  32 Medicine Cups

•                  64 Filter Membranes

•                  1 Nose Clip

•                  1 Measuring Cup

•                  1 Safety Box

•                  2 Sets of Safety Plugs

UT shall notify the DISTRIBUTOR in writing of any change (and the amount of the change) in the Price of any respective UT Product during the term of this Agreement in the same time and manner as it notifies other similarly situated distributors.

UT shall provide DISTRIBUTOR with a current list of Tyvaso prices to Discounted Entities, including FSS prices, Federal Ceiling Prices, and prices to section 340B entities, and shall promptly notify Distributor of any and all changes in such prices as well as the effective dates of such changes.